                                                                   EXHIBIT 10.31


Execution Copy

                            GUARANTY OF SUBSIDIARY
                             BULRAD ILLINOIS, INC.

          THIS GUARANTY, dated as of January 29, 1999, is made and given by BULRAD ILLINOIS, INC., an Illinois corporation (the "Guarantor").

                                   RECITALS

          A. Omega Cabinets, Ltd., a Delaware corporation (the "Borrower"), certain financial institutions and U.S. Bank National Association, as agent, have entered into an Amended and Restated Credit Agreement dated as of January 29, 1999 (as the same may hereafter be amended, restated, or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used in this Guaranty without definition shall have the meaning given in the Credit Agreement.

          B.   The Guarantor is a wholly-owned subsidiary of the Borrower.

          C. It is a condition precedent to the obligation of the Bank to continue extending credit accommodations pursuant to the terms of the Credit Agreement that this Guaranty be executed and delivered by the Guarantor.

          D. The Guarantor expects to derive benefits from the extension of credit accommodations to the Borrower by the Banks and finds it advantageous, desirable and in its best interests to execute and deliver this Guaranty to the Banks.

          NOW, THEREFORE, In consideration of the credit accommodations to be extended to the Borrower and for other good and valuable consideration, the Guarantor hereby covenants and agrees with the Banks as follows:

          Section 1.  Defined Terms.  As used in this Guaranty, the following
                      -------------
terms shall have the meaning indicated:

          "Agent" shall mean U.S. Bank National Association, acting as agent for
           -----
the benefit of itself and the other Banks, or such other institution as may be appointed as "Agent" under the Credit Agreement.

          "Banks" shall mean the institutions that are from time to time party
           -----
to the Credit Agreement as lenders.

          "Borrower" shall have the meaning indicated in Recital A.
           --------

          "Credit Agreement" shall have the meaning indicated in Recital A.
           ----------------

          "Guarantor" shall have the meaning indicated in the opening paragraph
           ---------
hereof.

          "Intercreditor Agreement" shall mean that certain Intercreditor
           -----------------------
Agreement by and among the Agent, the Banks, Canadian Imperial Bank of Commerce ("CIBC") and the other banks party to the CIBC Loan Documents (as defined in the Credit Agreement) (collectively, the "Lenders") in form and substance acceptable to the Agent and the Lenders (as defined therein), executed by a duly authorized officer of each of the Lenders and dated the Closing Date.

          "Obligations" shall mean all indebtedness, liabilities and obligations
           -----------
of the Borrower to the Banks and the Agent of every kind, nature or description under the Credit Agreement, including without limitation the Borrower's obligation on any promissory note or notes under the Credit Agreement and any note or notes hereafter issued in substitution or replacement thereof and any letter of credit reimbursement obligations and fees, and in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred.

          "Person" shall mean any individual, corporation, partnership, joint
           ------
venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision, limited liability company or partnership or any other entity, whether acting in an individual, fiduciary or other capacity.

          "Pledge Agreements": Collectively, (i) the Amended and Restated Pledge
           ----------------
Agreement whereby the Borrower pledges all of its Stock in its Subsidiaries to the Agent for the benefit of the Lenders, (ii) the Amended and Restated Pledge Agreement whereby Holdings pledges all of its Stock in the Borrower to the Agent for the benefit of the Lenders, (iii) the Pledge Agreement whereby KC Holdings pledges sixty-five percent of its Stock in New Kitchen Craft together with the Kitchen Craft Note to the Agent for the benefit of the Lenders, (iv) the Pledge Agreement whereby Omega KC U.S. pledges all of its Stock in its Subsidiaries to the Agent for the benefit of the Lenders and (v) any Subsidiary Pledge Agreement, each in form and substance satisfactory to the Agent, and as each of the same may hereafter be amended, supplemented, extended, restated or otherwise modified from time to time (terms used in this definition shall have the meanings given to them in the Credit Agreement).

          Section 2.  The Guaranty.  Subject always to the following Section,
                      ------------
the Guarantor hereby absolutely and unconditionally guarantees to the Banks and the Agent the payment when due (whether at a stated maturity or earlier by reason of acceleration or otherwise) and performance of the Obligations.

          Section 3.  Limitation; Insolvency Laws.  As used in this Section: (a)
                      ---------------------------
the term "Applicable Insolvency Laws" means the laws of the United States of America or of any State, province, nation or other governmental unit relating to bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U. S. C. (S)547, (S)548, (S)550 and other "avoidance" provisions of Title 11 of the United Stated Code) as applicable in any proceeding in which the validity and/or enforceability of this Guaranty or any Specified Lien is in issue; and (b) "Specified Lien" means any security interest, mortgage, lien or encumbrance securing this Guaranty, in whole or in part. Notwithstanding any other provision of this Guaranty, if, in any proceeding, a court of competent jurisdiction determines that this Guaranty or any Specified Lien would, but for the operation of this Section, be subject to avoidance and/or recovery or be unenforceable by reason of Applicable Insolvency Laws, this Guaranty and each such Specified Lien shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such Specified Lien to be subject to avoidance, recovery or unenforceability. To the extent that any payment to, or realization by, the Banks or the Agent on the guaranteed Obligations exceeds the limitations of this Section and is otherwise subject to avoidance and recovery in any such proceeding, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment or realization exceeds such limitation, and this Guaranty as limited shall in all events remain in full force and effect and be fully enforceable against the Guarantor. This Section is intended solely to reserve the rights of the Banks and the Agent hereunder against the Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither the Guarantor, the Borrower, any other guarantor of the Obligations nor any Person shall have any right, claim or defense under this Section that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

          Section 4.  Continuing Guaranty.  This Guaranty is a complete and
                      -------------------
continuing guaranty of payment and performance of the Obligations. This Guaranty being a guarantee of payment and not of collectibility and being absolute and unconditional, the obligations of the Guarantor hereunder shall not be released, in whole or in part, by any action or thing which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, other than irrevocable payment and performance in full of the Obligations. No notice of the Obligations to which this Guaranty may apply, or of any renewal or extension thereof need be given to the Guarantor and none of the foregoing acts shall release the Guarantor from liability hereunder. The Guarantor hereby expressly waives (a) demand of payment, presentment, protest, notice of dishonor, nonpayment or nonperformance on any and all forms of the Obligations; (b) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (c) all other notices and demands of any kind and description relating to the Obligations now or hereafter provided for by any agreement, statute, law, rule or regulation; and (d) any and all defenses of the Borrower pertaining to the Obligations except for the defense of discharge by payment. The Guarantor shall not be exonerated with respect to the Guarantor's liabilities under this Guaranty by any act or thing except irrevocable payment and performance of the Obligations, it being the purpose and intent of this Guaranty that the Obligations constitute the direct and primary obligations of the Guarantor and that the covenants, agreements and all obligations of the Guarantor hereunder be absolute, unconditional and irrevocable. The Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage, deed of trust or security agreement securing all or any part of the Obligations, whether or not the liability of the Borrower or any other Person for such deficiency is discharged pursuant to statute, judicial decision or otherwise. The acceptance of this Guaranty by the Banks and the Agent is not intended and does not release any liability previously existing of any guarantor or surety of any indebtedness of the Borrower to any Bank.

          Section 5.  Other Transactions.  Each of the Banks and the Agent is
                      ------------------
expressly authorized (a) to exchange, surrender or release with or without consideration any or all collateral and security which may at any time be placed with it by the Borrower or by any other Person, or to forward or deliver any or all such collateral and security directly to the Borrower for collection and remittance or for credit, or to collect the same in any other manner without notice to the Guarantor; and (b) to amend, modify, extend or supplement the Credit Agreement, any note or other instrument evidencing the Obligations or any part thereof and any other agreement with respect to the Obligations, waive compliance by the Borrower or any other Person with the respective terms thereof and settle or compromise any of the Obligations without notice to the Guarantor and without in any manner affecting the absolute liabilities of the Guarantor hereunder. No invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security therefor or other recourse with respect thereto shall affect, impair or be a defense to this Guaranty. The liabilities of the Guarantor hereunder shall not be affected or impaired by any failure, delay, neglect or omission on the part of any Bank or the Agent to realize upon any of the Obligations of the Borrower to the Banks or the Agent, or upon any collateral or security for any or all of the Obligations, nor by the taking by any Bank or the Agent of (or the failure to take) any other guaranty or guaranties to secure the Obligations, nor by the taking by any Bank or the Agent of (or the failure to take or the failure to perfect its security interest in or other Lien on) collateral or security of any kind. No act or omission of any Bank or the Agent, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of the Guarantor, shall affect or impair the obligations of the Guarantor hereunder. The Guarantor acknowledges that this Guaranty is in effect and binding without reference to whether this Guaranty is signed by any other Person or Persons, that possession of this Guaranty by any Bank or the Agent shall be conclusive evidence of due delivery hereof by the Guarantor and that this Guaranty shall continue in full force and effect, both as to the Obligations then existing and/or thereafter created, notwithstanding the release of or extension of time to any other guarantor of the Obligations or any part thereof.

          Section 6.  Actions Not Required.  The Guarantor hereby waives any and
                      --------------------
all right to cause a marshaling of the assets of the Borrower or any other action by any court or other governmental body with respect thereto or to cause the Banks or the Agent to proceed against any security for the Obligations or any other recourse which the Banks or the Agent may have with respect thereto and further waives any and all requirements that the Banks or the Agent institute any action or proceeding at law or in equity, or obtain any judgment, against the Borrower or any other Person, or with respect to any collateral security for the Obligations, as a condition precedent to making demand on or bringing an action or obtaining and/or enforcing a judgment against, the Guarantor upon this Guaranty. The Guarantor further acknowledges that time is of the essence with respect to the Guarantor's obligations under this Guaranty. Any remedy or right hereby granted which shall be found to be unenforceable as to any Person or under any circumstance, for any reason, shall in no way limit or prevent the enforcement of such remedy or right as to any other Person or circumstance, nor shall such unenforceability limit or prevent enforcement of any other remedy or right hereby granted.

          Section 7.  No Subrogation.  Notwithstanding any payment or payments
                      --------------
made by the Guarantor hereunder or any setoff or application of funds of the Guarantor by the Banks or the Agent, the Guarantor shall not be entitled to be subrogated to any of the rights of any Bank or the Agent against the Borrower or any other guarantor or any collateral security or guaranty or right of offset held by any Bank or the Agent for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other guarantor in respect of payments made by the Guarantor hereunder.

          Section 8.  Application of Payments.  Any and all payments upon the
                      -----------------------
Obligations made by the Guarantor or by any other Person, and/or the proceeds of any or all collateral or security for any of the Obligations, shall be applied by the Banks and the Agent as provided in the Credit Agreement and the Intercreditor Agreement, respectively.

          Section 9.  Recovery of Payment.  If any payment received by any Bank
                      -------------------
or the Agent and applied to the Obligations is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Obligations as fully as if such application had never been made.
References in this Guaranty to amounts "irrevocably paid" or to "irrevocable payment" refer to payments that cannot be set aside, recovered, rescinded or required to be returned for any reason.

          Section 10. Borrower's Financial Condition.  The Guarantor is
                      ------------------------------
familiar with the financial condition of the Borrower, and the Guarantor has executed and delivered this Guaranty based on the Guarantor's own judgment and not in reliance upon any statement or representation of any Bank or the Agent. Neither the Banks nor the Agent shall have any obligation to provide the Guarantor with any advice whatsoever or to inform the Guarantor at any time of the Banks' or the Agent's actions, evaluations or conclusions on the financial condition or any other matter concerning the Borrower.

          Section 11. Remedies.  All remedies afforded to the Banks or the
                      --------
Agent by reason of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether or not exercised by any Bank or the Agent, shall be deemed to be in exclusion of any of the other remedies available to any Bank or the Agent and no one such remedy shall in any way limit or prejudice any other legal or equitable remedy which any Bank or the Agent may have hereunder and with respect to the Obligations. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to any Bank or the Agent.

          Section 12.  Bankruptcy of the Borrower.  The Guarantor expressly
                       --------------------------
agrees that the liabilities and obligations of the Guarantor under this Guaranty shall not in any way be impaired or otherwise affected by the institution by or against the Borrower or any other Person of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors and that any discharge of any of the Obligations pursuant to any such bankruptcy or similar law or other law shall not diminish, discharge or otherwise affect in any way the obligations of the Guarantor under this Guaranty, and that upon the institution of any of the above actions, such obligations shall be enforceable against the Guarantor.

          Section 13.  Costs and Expenses.  The Guarantor will pay or reimburse
                       ------------------
each Bank and the Agent on demand for all out-of-pocket expenses (including in each case all reasonable fees and expenses of counsel) incurred by that Bank or the Agent arising out of or in connection with the enforcement of this Guaranty against the Guarantor or arising out of or in connection with any failure of the Guarantor to fully and timely perform the obligations of the Guarantor hereunder.

          Section 14.  Waivers and Amendments.  This Guaranty can be waived,
                       ----------------------
modified, amended, terminated or discharged only explicitly in a writing signed by all of the Banks and the Agent. A waiver so signed shall be effective only in the specific instance and for the specific purpose given.

          Section 15.   Notices.  Except when telephonic notice is expressly
                        -------
authorized by this Guaranty, any notice or other communication to any party in connection with this Guaranty shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

          Section 16.  Guarantor Acknowledgments.  The Guarantor hereby
                       -------------------------
acknowledges that (a) counsel has advised the Guarantor in the negotiation, execution and delivery of this Guaranty, (b) the Banks and the Agent have no fiduciary relationship to the Guarantor, the relationship being solely that of debtor and creditors, and (c) no joint venture exists between the Guarantor, the Banks and the Agent.

          Section 17.  Representations and Warranties.  The Guarantor hereby
                       ------------------------------
represents and warrants to the Banks and the Agent that:

               17(a) The Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged.

               17(b) The Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate action to authorize such execution, delivery and performance.

               17(c) This Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

               17(d) The execution, delivery and performance of this Guaranty will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Guarantor, (ii) violate or contravene any provision of its Articles of Incorporation or bylaws, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which it is a party or by which it or any of its properties may be bound or result in the creation of any lien thereunder. The Guarantor is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on its business, operations, properties, assets or condition (financial or otherwise).

               17(e) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of the Guarantor to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Guaranty.

               17(f) There are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting it or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to the Guarantor, would have a material adverse effect on its business, operations, property or condition (financial or otherwise) or on its ability to perform its obligations hereunder.

               17(g) The Guarantor expects to derive benefits from the transactions resulting in the creation of the Obligations. The Banks and the Agent may rely conclusively on the continuing warranty, hereby made, that the Guarantor continues to be benefitted by the Banks' extension of credit accommodations to the Borrower and the Banks and the Agent shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by the Banks and the Agent without regard to the receipt, nature or value of any such benefits.

               17(h) All representations and warranties pertaining to the Guarantor made by the Borrowers in the Credit Agreement are true and correct.

          Section 18.  Covenants.  The Guarantor hereby covenants and agrees
                       ---------
that for so long as this Guaranty remains in full force and effect, (a) the Guarantor shall perform and comply with all covenants made by the Borrower pertaining to the Guarantor in the Credit Agreement; and (b) the Guarantor shall perform or comply with all covenants made by the Borrower pertaining to the Guarantor in the Pledge Agreement, including but not limited to the provisions of Section 7(b) of the Pledge Agreement which prohibit the issuance of stock or other securities in addition to or in substitution of the "Pledged Shares" (as defined in the Pledge Agreement), except to the Borrower.

          Section 19.  Continuing Guaranty; Assignments under Credit Agreement.
                       -------------------------------------------------------
This Guaranty shall (a) remain in full force and effect until irrevocable payment in full of the Obligations and the expiration of the obligations, if any, of the Banks to extend credit accommodations to the Borrower, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of, and be enforceable by, each Bank, the Agent and their respective
successors, transferees, and assigns.   Without limiting the generality of the
foregoing clause (c), any Bank or the Agent may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Persons to the extent and in the manner provided in the Credit Agreement and may similarly transfer all or any portion of its rights under this Guaranty to such Persons.

          Section 20.  Reaffirmation.  The Guarantor agrees that when so
                       -------------
requested by any Bank or the Agent from time to time it will promptly execute and deliver to such Bank or the Agent a written reaffirmation of this Guaranty in such form as such Bank or the Agent may require.

          Section 21.  Revocation.  Notwithstanding any other provision hereof,
                       ----------
the Guarantor may revoke this Guaranty prospectively as to future transactions by written notice to that effect actually received by the Agent. No such revocation shall release, impair or affect in any manner any liability hereunder with respect to Obligations created, contracted, assumed or incurred prior to receipt by the Agent of written notice of revocation, or Obligations created, contracted, assumed or incurred after receipt of such notice pursuant to any contract entered into by the Banks or the Agent prior to receipt of such notice, or any renewals or extensions thereof, theretofore or thereafter made, or any interest accrued or accruing on such Obligations, or all other costs, expenses and attorneys' fees arising from such Obligations.

          Section 22.  Governing Law and Construction.  THE VALIDITY,
                       ------------------------------
CONSTRUCTION AND ENFORCEABILITY OF THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. Whenever possible, each provision of this Guaranty and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto.

          Section 23.  Consent to Jurisdiction.  AT THE OPTION OF THE BANKS OR
                       -----------------------
THE AGENT, THIS GUARANTY MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY OR RAMSEY COUNTY, MINNESOTA; AND THE GUARANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE GUARANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY, THE BANKS OR THE AGENT AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

          Section 24.  Waiver of Jury Trial.  EACH OF THE GUARANTOR, EACH BANK
                       --------------------
AND THE AGENT, BY THEIR ACCEPTANCE OF THIS GUARANTY, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          Section 25.  Counterparts.  This Guaranty may be executed in any
                       ------------
number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          Section 26.  General.  All representations and warranties contained in
                       -------
this Guaranty or in any other agreement between the Guarantor and the Banks or the Agent shall survive the execution, delivery and performance of this Guaranty and the creation and payment of the Obligations. Captions in this Guaranty are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Guaranty.

     THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.


                                    BULRAD ILLINOIS, INC.

                                    By s/  ROBERT L. MORAN
                                       --------------------------
                                    Name ________________________
                                    Title _______________________


                                      -11-